Exhibit 10.4

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[LOGO]                                                      SECURITY AGREEMENT
WELLS
FARGO
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Date
7/31/01

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Debtor                                    Secured Party
MedAmicus, Inc.                           Wells Fargo Bank Minnesota, National
                                          Association
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Street Address                            Street Address
15301 Highway 55                          900 East Wayzata Blvd
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City               State       Zip Code   City             State       Zip Code
Minneapolis, MN 55447                     Wayzata, MN 55391
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1.       SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to
         Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it is currently contemplated by the Debtor and Secured Party, whether any documents evidencing it refer to this Security Agreement, whether it arises with or without any documents (e.g. obligations to Secured Party created by checking overdrafts), and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; (all such debts, liabilities and obligations being herein collectively referred to as "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral") (check applicable boxes and complete information):
         (a)      INVENTORY:
                  X        All inventory of Debtor, whether now owned or
                           hereafter acquired and wherever located;
         (b)      EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:
                  X        All equipment of Debtor, whether now owned or
                           hereafter acquired, including but not limited to all
                           present and future machinery, vehicles, furniture,
                           appliances, fixtures, manufacturing and processing
                           equipment, farm machinery and equipment, shop
                           equipment, office and record-keeping equipment,
                           computer hardware and software, parts and tools,
                           goods, and types of goods of every kind and
                           description.
                  |_|      The following equipment or types of equipment:

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                           -----------------------------------------------------

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                  |_|      All farm products of Debtor, whether now owned or
                           hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, all holding marks and brands and branding irons of Debtor that at any time cover any such livestock, and, if the livestock includes sheep, all wool pulled, clipped or shorn therefrom, (ii) all crops, whether annual or perennial, and the products thereof (THIS SECURITY AGREEMENT COVERS CROPS NOW GROWING. THIS SECURITY AGREEMENT ALSO COVERS FUTURE CROPS TO BE GROWN IN THE CURRENT YEAR OR ANY YEAR HEREAFTER), (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, and (iv) all rights to crop insurance payments and storage payments and all rights to payments of any type under any government agricultural diversion, assistance , support or incentive program, Farm Services Agency program and any other government agricultural program. The real estate concerned with the above described crops growing or to be grown is:

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                           and the name of the record owner is:

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                  |_|      The following consumer goods or types of consumer
                           goods:

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         (c)      ACCOUNTS AND OTHER RIGHTS TO PAYMENT:
                  X All accounts and each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such accounts or other rights to payment arise out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, contract rights, loans and obligations receivable, tax refunds, unearned insurance premiums, rebates, and negotiable documents.
         (d)      GENERAL INTANGIBLES:
                  X All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, certificates of deposit, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, and the right to use Debtor's name, together with all other intangible property rights such as the right to redeem or accept payment under an annuity contract or a non-negotiable certificate of deposit issued by a bank.
         (e)      OTHER:
                  |_|
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Regardless of which boxes are checked above, this Agreement also covers all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and proceeds of any and all of the foregoing property including, but not limited to, insurance proceeds and any rights of subrogation resulting from the damage or destruction thereof, and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.
2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents, warrants and agrees that:
         (a)      Debtor is a corporation;
         (b) The Collateral will be used primarily for |_| personal, family or household purposes; |_| agricultural purposes; business purposes;
         (c) If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is

                  --------------------------------------------------------------

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                  and the name of the record owner is:

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         (d)      Debtor's chief executive office is located at:

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                  or, if left blank, at the address of Debtor shown at the
                  beginning of this Agreement. If Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

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ADDITIONAL PROVISIONS
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3.       ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor
         represents, warrants and agrees that:
         (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business and use and consume any farm products constituting Collateral in Debtor's farming operation. If Debtor is not an individual, this Agreement has been duly and validly authorized by all necessary action of the Debtor's governing body.
         (b) Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.
         (c) Each account and right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.
         (d) Debtor will (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;
                  (v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral; (vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;
                  (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest and with the commitment of the issuer to notify Secured Party before cancellation (DEBTOR HAS THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY DEBTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE NAMED AS PART OF SECURED PARTY'S ADDRESS ABOVE. IF DEBTOR FAILS TO FURNISH THE REQUIRED INSURANCE OR MAINTAIN THE REQUIRED INSURANCE IN FORCE, SECURED PARTY MAY (BUT NEED NOT) PROCURE THE REQUIRED INSURANCE AT DEBTOR'S EXPENSE, AND THE COST OF THE REQUIRED AND THE COST OF THE REQUIRED INSURANCE WILL BE ADDED TO THE OBLIGATIONS. IF SECURED PARTY IS LOCATED IN TEXAS AND SHOULD PROCURE SUCH REQUIRED INSURANCE AT A PREMIUM OR RATE OF CHARGE NOT FIXED OR APPROVED BY THE STATE BOARD OF INSURANCE, SECURED PARTY SHALL NOTIFY THE DEBTOR AND THE DEBTOR SHALL HAVE THE OPTION FOR A PERIOD OF FIVE (5) DAYS FROM THE DATE OF THIS AGREEMENT OF FURNISHING THE REQUIRED INSURANCE COVERAGE THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS); (ix) from time to time execute such financing statements, and furnish lists of potential buyers of farm products as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorney's fees) incurred by Secured Party

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                  in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy, receivership or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement; (xii) not use the Collateral for hire, use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute, ordinance, or insurance policy; (xiii) permit Secured Party at any time and from time to time to send requests (both before and after the occurrence of an Event of Default) to account debtors or other obligors for verification of amounts owed to Debtor; (xiv) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein;
                  (xv) upon Secured Party's request, obtain a waiver or consent from the owner and any mortgagee of any real property where the Collateral may be located that provides that the Security Interest will at all times be senior to any such interest or lien; and (xvi) if any Collateral consists of farm products, if applicable, sell, cosign or transfer the Collateral only to those persons whose names and addresses have been furnished to Secured Party as potential buyers of farm products. If Debtor at any time fails to perform or observe any agreement contained in this Section, and if such failure shall continue for a period of ten calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this Section, immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law. Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section and the Section entitled "Lock Box, Collateral Account." Unless not permitted by applicable law, Debtor hereby irrevocably authorizes Secured Party to create, prepare, complete, execute and file, in the name and on behalf of Debtor, such financing statements as may be required to perfect the Security Interest.
4. LOCK BOX, COLLATERAL ACCOUNT. If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party. Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Debtor agrees that Debtor will promptly deliver to Secured Party, for deposit into said collateral account, all payments on accounts and chattel paper received by Debtor. All such payments shall be delivered to Secured Party in the form received except for Debtor's endorsement where necessary. Until so deposited, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.
5. COLLECTION RIGHTS OF SECURED PARTY. Notwithstanding Secured Party's rights under the Section entitled "Lock Box, Collateral Account" with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.

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         At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.
6. ASSIGNMENT OF INSURANCE. Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.
7. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) any amount payable under the Obligations is not paid when due, whether through lapse of time or acceleration, after giving effect to any applicable grace period therein; (ii) Debtor is otherwise in default under the terms of the Obligations; (iii) Grantor fails to observe or perform any of the covenants, agreements or conditions contained in this Agreement; or (iv) Any representation or warranty in this Agreement is false or materially misleading.
8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under the Section entitled "Events of Default" and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in the Section entitled "Miscellaneous") at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.
9. OTHER PERSONAL PROPERTY. Unless at the time Secured Party takes possession of any tangible Collateral, or within 7 days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

10. MISCELLANEOUS. This Agreement does not contemplate a sale of accounts, or chattel paper. Debtor agrees that each provision whose box is checked is part of this Agreement. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at Debtor's address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effects as the original for all purposes of a financing statement. Except to the extent otherwise required by law, this Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in the Section entitled "Security Interest and Collateral" shall be included as part of the Collateral, whether it is owned jointly or by both or all Debtors or is owned in whole or in part by one (or more) of them.

                                      -5-
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         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
         PARTIES WITH RESPECT TO THE COLLATERAL AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE COLLATERAL.


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Signatures
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Debtor's Name
MedAmicus, Inc.

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Signature                                   Signature
/s/ James D. Hartman                        x
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Name and Title (if applicable)              Name and Title (if applicable)

James D. Hartman, Pres & CEO
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Signature                                   Signature
X                                           x
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Name and Title (if applicable)              Name and Title (if applicable)


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Bank's Name
Wells Fargo Bank Minnesota, National
Association
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Signature
/s/ Teresa Shannon Earl
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Title
Teresa Earl, Vice President
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LND 12585 (3-00-24272-J)

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